EXHIBIT 10.4

AMENDATORY AGREEMENT #3

Premiere Global Services, Inc., as Employer (“Employer”) and Wells Fargo Bank, N.A., as Trustee (“Trustee”) make this Amendatory Agreement to the Premiere Global Services, Inc. 401(k) Plan (“Plan”).

WITNESSETH

     WHEREAS, it is necessary to make amendment to the Plan in order to add a mandatory distribution provision.

     WHEREAS, Section 11.02 of the Wells Fargo Defined Contribution Prototype Plan and Trust Agreement gives the Employer the authority to amend the Plan.

     NOW THEREFORE, in consideration of the above premises, the Employer and Trustee agree to amend the Plan as follows:

1. The Employer’s selection under Adoption Agreement Item 44 is hereby amended as follows:

44. MANDATORY DISTRIBUTION. (6.01(A)(1)/6.08(D)). The Plan provides or does not provide for Mandatory Distribution of a Participant’s Vested Account Balance following Severance from Employment, as follows:

(b)	[X]	Mandatory Distribution. The Plan will make a Mandatory Distribution following Severance from Employment.:

	(1)	Amount limit. As to a Participant who incurs a Severance from Employment and who will receive distribution before attaining the later of age 62 or Normal Retirement Age, the Mandatory Distribution maximum amount is equal to:

			[X]	$5,000.

	(2)	Application of Rollovers to amount limit. In determining whether a Participant’s Vested Account Balance exceeds the Mandatory Distribution dollar limit in Election 44(b)(1), the Plan:

		a.	[X]	Disregards Rollover Contribution Account.

	(3)	[X]	Amount of Mandatory Distribution subject to Automatic Rollover. A Mandatory Distribution to a Participant before attaining the later of age 62 or Normal Retirement Age is subject to Automatic Rollover under Section 6.08(D):

		a.	[X]	Only if exceeds $1,000. Only if the amount of the Mandatory Distribution exceeds $1,000, which for this purpose must include any Rollover Contributions Account.

     This Amendatory Agreement shall be effective as of January 1, 2010. In all other respects, the Plan and Adoption Agreement shall remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, the Employer and Trustee have executed this Amendatory Agreement this 16th day of February, 2010.

Premiere Global Services, Inc.

Witness:	/s/ Jennifer McGahey	By:	/s/ Alison Shehan

“EMPLOYER”

Wells Fargo Bank, N.A.

Accepted:	2/16/2010	By:	/s/ David Stidger

	Date		“TRUSTEE”